SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2018

                              EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

                           Delaware

(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida 33138

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

                                    Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 9, 2018, EnviroStar, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary, AAdvantage Laundry Systems, Inc., a Delaware corporation (“Buyer”), completed its acquisitions (collectively, the “Transactions”) of substantially all of the assets of Zuf Acquisitions I LLC, a Texas limited liability company d/b/a/ AAdvantage Laundry Systems (“Zuf”), and Sky-Rent LP, a Texas limited partnership (“Sky-Rent”), pursuant to (i) the terms of the Asset Purchase Agreement, dated as of December 8, 2017 (the “Zuf Asset Purchase Agreement”), by and among the Company and the Buyer, on the one hand, and Zuf Management LLC, a Texas limited liability company, Michael Zuffinetti, Ryan C. Smith and Zuf, on the other hand, and (ii) the terms of the Asset Purchase Agreement, dated as of December 8, 2017 (the “Sky-Rent Asset Purchase Agreement”), by and among the Company and the Buyer, on the one hand, and Sky-Rent Management LLC, a Texas limited liability company, Michael Zuffinetti, Teri Zuffinetti and Sky-Rent, on the other hand. The execution of the Zuf Asset Purchase Agreement and the Sky-Rent Asset Purchase Agreement were previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on December 13, 2017.

On February 12, 2018, the Company filed a Current Report on Form 8-K (the “Filing”) with the SEC to report the consummation of the Transactions. This Current Report on Form 8-K/A amends and supplements Item 9.01 of the Filing to present certain financial statements of Zuf and Sky-Rent and to present certain unaudited pro forma financial information of the Company in connection with the Transactions. Except as described above, all other information in and exhibits to the Filing remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)          The financial statements required by Item 9.01(a) are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)          The pro forma financial information required by Item 9.01(b) are filed as Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)          Not applicable.

(d)          Exhibits:

23.1	Consent of Saville, Dodgen & Company, P.L.L.C

99.2	Unaudited combined balance sheet of the Zuf Acquisitions I LLC d/b/a/ AAdvantage Laundry Systems and Sky-Rent LP as of September 30, 2017, and the related combined statements of income and retained income and partners’ capital and combined statements of cash flows for the three month periods ended September 30, 2017 and 2016, and the audited combined balance sheets of Zuf Acquisitions I LLC d/b/a/ AAdvantage Laundry Systems and Sky-Rent LP as of June 30, 2017 and 2016, and the related combined statements of income and retained income and partners’ capital and combined statements of cash flows for each of the two years ended June 30, 2017 and 2016 and notes to the combined financial statements.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2017 and unaudited pro forma condensed combined statement of operations of the Company for twelve months ended June 30, 2017 and the three months ended September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: February 13, 2018	By:	/s/ Robert H. Lazar
Robert H. Lazar
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Saville, Dodgen & Company, P.L.L.C

99.2	Unaudited combined balance sheet of the Zuf Acquisitions I LLC d/b/a/ AAdvantage Laundry Systems and Sky-Rent LP as of September 30, 2017, and the related combined statements of income and retained income and partners’ capital and combined statements of cash flows for the three month periods ended September 30, 2017 and 2016, and the audited combined balance sheets of Zuf Acquisitions I LLC d/b/a/ AAdvantage Laundry Systems and Sky-Rent LP as of June 30, 2017 and 2016, and the related combined statements of income and retained income and partners’ capital and combined statements of cash flows for each of the two years ended June 30, 2017 and 2016 and notes to the combined financial statements.

99.3	Unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2017 and unaudited pro forma condensed combined statement of operations of the Company for twelve months ended June 30, 2017 and the three months ended September 30, 2017.